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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 13, 2000

                                SAMES CORPORATION
             (Exact name of Registrant as specified in its charter)

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           DELAWARE                     001-01416                36-0808480
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
       of incorporation)                                     identification no.)

        9201 WEST BELMONT AVENUE                                    60131
        FRANKLIN PARK, ILLINOIS                                   (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 737-5970


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.        OTHER EVENTS.
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     On November 13, 2000, the Board of Directors of Sames Corporation (the
"Company") announced that it has directed the Company's investment bankers, William Blair & Company, to seek a buyer for the Company. The Company also announced its earnings results for the quarter ending September 30, 2000. Attached as Exhibit 99.1 to this report is a copy of the press release relating to these matters, which is incorporated herein by reference.


ITEM 7(c).     EXHIBITS.
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Exhibit 99.1   Press Release dated November 13, 2000.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAMES CORPORATION


Date:  November 13, 2000            By: /s/ Arnold H. Dratt
                                        ----------------------------------------
                                        Arnold H. Dratt - Chairman of the Board,
                                        President and Chief Executive Officer

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                                INDEX TO EXHIBITS
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Exhibit
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99.1      Press Release dated November 13, 2000.

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